21. Discontinued operations (Details) - ARS ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Discontinued operations
Revenues			$ 35,919
Cost of sales			(49,999)
Gross (loss) income			(14,080)
Other operating income			983,475
Operating income			969,395
Income (loss) on net monetary position			(280,765)
Income before income tax from discontinued operations	$ 0	$ 0	688,630
Income tax for the year	0	0	(110,237)
Income for the year from discontinued operations	$ 0	$ 0	$ 578,393